UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 21, 2006

ALBERTO-CULVER COMPANY

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-5050	36-2257936
(Commission File Number)	(IRS Employer Identification No.)

2525 Armitage Avenue

Melrose Park, Illinois 60160

(Address of principal executive offices) (zip code)

(708) 450-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

On September 21, 2006, the Compensation and Leadership Development Committee (the “Committee”) amended and restated each of (i) the Alberto-Culver Company Executive Deferred Compensation Plan, (ii) the Alberto-Culver Company Employee Stock Option Plan of 1988, (iii) the Alberto-Culver Company 1994 Restricted Stock Plan, (iv) the Alberto-Culver Company Employee Stock Option Plan of 2003, (v) the Alberto-Culver Company 2003 Restricted Stock Plan, (vi) the Alberto-Culver Company Management Incentive Plan and (vii) the Alberto-Culver Company 1994 Shareholder Value Incentive Plan. The plans were amended and restated to conform to the requirements of Section 409A of the Internal Revenue Code and the regulations promulgated thereunder and to make other minor administrative changes deemed necessary by the Committee.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALBERTO-CULVER COMPANY

By:	/s/ Paul W. Hoelscher
Name:	Paul W. Hoelscher
Title:	Vice President and Corporate Controller

Date: September 25, 2006

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